UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

KCS Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13781 (Commission File Number)	22-2889587 (IRS Employer Identification No.)

5555 San Felipe Road, Suite 1200 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 877-8006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Fourth Amendment to Second Amended Credit Agreement
Press Release dated March 31, 2005
Press Release dated April 4, 2005
Presentation
Press Release dated April 5, 2005
Press Release dated April 4, 2005

Item 1.01 Entry into a Material Definitive Agreement.

     On March 31, 2005, KCS Energy, Inc. (“KCS”) entered into a fourth amendment (the “Fourth Amendment”) to its Second Amended and Restated Credit Agreement, dated as of November 18, 2003 as subsequently amended on February 26, 2004, March 15, 2004 and December 1, 2004 (as amended, the “Bank Credit Facility”), with the lenders party thereto, Bank of Montreal, acting through certain of its U.S. branches or agencies, as Agent and Collateral Agent, BNP Paribas, as Co-Documentation Agent, The Royal Bank of Scotland, as Co-Documentation Agent, and JPMorgan Chase Bank, N.A., as Syndication Agent.

     The Fourth Amendment, among other things, increased the maximum commitment amount under the Bank Credit Facility from $100 million to $250 million, extended the maturity date to March 31, 2009 and permitted an additional $125 million of indebtedness for money borrowed. In connection with the Fourth Amendment, the lenders increased the borrowing base, which is redetermined semi-annually, from $100 million to $185 million. The borrowing base will automatically be reduced by an amount equal to a specified percentage of the net proceeds from the issuance of any such additional indebtedness that is not applied to refinance existing indebtedness. As a result of the Offering (as defined below), the borrowing base will automatically be reduced by approximately $15 million to approximately $170 million.

     The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment which is filed as Exhibit 10.1 hereto and is incorporated herein by reference and the press release issued by KCS on March 31, 2005 announcing the Fourth Amendment which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     In addition to the Bank Credit Facility and Fourth Amendment, KCS is also a party to certain commodity price swap agreements with each of Bank of Montreal, BNP Paribas and JPMorgan Chase Bank, N.A. Some of the lenders or their affiliates have provided investment banking and financial advisory services to us from time to time, including in connection with the Offering, for which they have received customary fees and reimbursements of expenses and may in the future provide additional services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 4, 2005, the Board of Directors of KCS elected Mr. Gary A. Merriman to serve as a director of KCS, effective immediately. Mr. Merriman will fill the vacancy left by Mr. James L. Bowles, who resigned in October 2004 as a result of his accepting the position as President of ConocoPhillips Alaska. Mr. Merriman will serve the remainder of Mr. Bowles’ term that expires in 2006. Mr. Merriman retired from Conoco Inc. in 2002, where he had been employed since 1976. While at Conoco, Mr. Merriman held a number of positions, including President of Exploration and Production for Conoco in the Americas from 1999 to 2002, General Manager for Conoco’s Refining and Marketing Rocky Mountain Region from 1997 to 1999, President of Conoco Indonesia from 1995 to 1997 and General Manager of North Sea Operations for Conoco UK Limited from 1992 to 1995. Mr. Merriman has over 26 years of international and domestic experience in all aspects of the oil and gas business.

     There is no arrangement or understanding between Mr. Merriman and any other persons pursuant to which he was selected as a director. At the time of this filing, Mr. Merriman has not been named to serve on any committee of the Board of Directors of KCS, and the information about whether Mr. Merriman is expected to be named to serve on any committees of the Board of Directors of KCS has not been determined at the time of this filing. There are no relationships between Mr. Merriman and KCS or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

     On April 4, 2005, KCS issued a news release announcing the election of Mr. Merriman as a director of KCS. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference into any filing by KCS under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

     In connection with the Offering, KCS is furnishing herewith certain data being presented to analysts and investors in April 2005. This presentation is not filed but is furnished pursuant to Regulation FD as Exhibit 99.3 hereto and is incorporated herein by reference.

     The presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of KCS. All forward-looking statements are based on KCS’ beliefs as well as assumptions made by and information currently available to KCS. These statements reflect KCS’ current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the offering circular related to the Offering, KCS’ annual report on Form 10-K for the fiscal year ended December 31, 2004 and subsequent filings with the Securities and Exchange Commission.

Item 8.01 Other Events.

     On April 5, 2005, KCS issued a news release announcing the private offering of senior notes (the “Offering”). The senior notes being offered represent an additional series of notes under the indenture pursuant to which KCS issued $175 million of senior notes in April 2004. A copy of the press release announcing the Offering is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

     On April 4, 2005, KCS provided an update on its hedging program. A copy of the revised press release announcing the update on its hedging program is filed as Exhibit 99.5 hereto is incorporated herein by reference. The press release attached as Exhibit 99.5 hereto reflects a correction to the first sentence of the third paragraph to reflect hedges with respect to “277,000 bbls of oil” instead of “27,700 bbls of oil” as previously reported. KCS disclaims any duty to update the information contained or incorporated by reference in this report with respect to Exhibit 99.5 other than as required by the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 10.1
Fourth Amendment to Second Amended and Restated Credit Agreement, dated and effective as of March 31, 2005, by and among KCS Energy, Inc., each of the Lenders party thereto, Bank of Montreal, as Agent and Collateral Agent, BNP Paribas, as Co-Documentation Agent, The Royal Bank of Scotland, as Co-Documentation Agent, and JPMorgan Chase Bank, N.A., as Syndication Agent.

Exhibit 99.1	KCS Energy, Inc. Press Release dated March 31, 2005 announcing Fourth Amendment.

Exhibit 99.2	KCS Energy, Inc. Press Release dated April 4, 2005 announcing election of Mr. Merriman as director of KCS.

Exhibit 99.3	Presentation by KCS Energy, Inc. in April 2005.

Exhibit 99.4	KCS Energy, Inc. Press Release dated April 5, 2005 announcing private offering of senior notes.

Exhibit 99.5	KCS Energy, Inc. Press Release dated April 4, 2005 announcing an update on its hedging program.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KCS ENERGY, INC.

Date: April 5, 2005	/s/ Frederick Dwyer

Frederick Dwyer Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1
Fourth Amendment to Second Amended and Restated Credit Agreement, dated and effective as of March 31, 2005, by and among KCS Energy, Inc., each of the Lenders party thereto, Bank of Montreal, as Agent and Collateral Agent, BNP Paribas, as Co-Documentation Agent, The Royal Bank of Scotland, as Co-Documentation Agent, and JPMorgan Chase Bank, N.A., as Syndication Agent.

99.1	KCS Energy, Inc. Press Release dated March 31, 2005 announcing Fourth Amendment.

99.2	KCS Energy, Inc. Press Release dated April 4, 2005 announcing election of Mr. Merriman as director of KCS.

99.3	Presentation by KCS Energy, Inc. in April 2005.

99.4	KCS Energy, Inc. Press Release dated April 5, 2005 announcing private offering of senior notes.

99.5	KCS Energy, Inc. Press Release dated April 4, 2005 announcing an update on its hedging program.